MARATHON DIGITAL HOLDINGS

Nasdaq: **MARA**
November 2021

# Building America's Leading Enterprise Bitcoin Miner

# Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

## DISCLAIMER

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, including during 2022, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The parameters used were total hash rate of 13.3 EH/s, bitcoin price of $45,000, blended power costs and hosting fees of $0.042/kWh excluding CAPEX.

## Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2020. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID-19, there can be no assurances as to when we may see any long-term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant.

# Marathon At-a-Glance

Building one of the largest & most agile enterprise Bitcoin mining operations in North America by…

**AGGRESSIVELY INCREASING MARATHON'S HASH RATE** (probability of earning bitcoin)

***+7,123%*** from 0.18 EH/s in Jan. 2021 to **13.3 EH/s** in **Mid 2022**

**OPTIMIZING** BITCOIN PRODUCTION COSTS

Blended mining costs of ***$6,235 / BTC****

**Sustainably** & **Environmentally** Focused

**100%** Carbon Neutral by Year-End **2022**

**MITIGATING RISKS & INCREASING OPTIONALITY**

Investing in ***miners not infrastructure***



Hash Rate Growth
13.3 EH/s once Fully Deployed
14.0
13.0
12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0.2%
0.4%
0.4%
0.8%
1.3%
2.3%
1.9%
1.8%
2.0%
1.9%
1/31/21
2/28/21
3/31/21
4/30/21
5/31/21
6/30/21
7/31/21
8/31/21
9/30/21
10/31/21
11/30/21
12/31/21
1/31/22
2/28/22
3/31/22
Mid 2022
MARA's Actual Hash Rate (EH/s)
MARA's Projected Hash Rate (EH/s) once Deployed
MARA's % of Global Hash Rate

All hash rates after October 2021 are estimates based on current shipment, delivery, and installation schedules of miners and are subject to change.

* Unaudited costs include cost of electricity + hosting fees = $0.042 / kWh once all c. 133,000 miners are deployed; excludes capital expenditure.

MARATHON DIGITAL HOLDINGS

# Aggressively Scaling Mining Operations To Drive Value

As of November 1, 2021…

133,000 miners purchased
2,516 BTC mined YTD
7,453 BTC held

If all miners were deployed today & bitcoin's price was $45,000…*

8% of the global bitcoin hash rate = 75 BTC / day

Revenues = $92.4 million / month, or $1.11 billion / year

Non-GAAP income from operations* = $78.5 million / month, or $942 million / year



Total Number of Purchased Miners & Scheduled Deliveries
150,000
130,000
110,000
90,000
70,000
50,000
30,000
10,000
48,720
63,420
78,120
97,820
113,120
118,120
123,120
128,120
133,000
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22

*Estimates are based on total network's hash rate as of November 1, 2021 (158 EH/s) and are not a guarantee of future results. All estimates include 90% efficiency of mining operations.
* Non-GAAP income from operations excludes the impact of depreciation and amortization of fixed assets, impairment losses on mined cryptocurrency, server maintenance contract amortization, and stock compensation expense and does not include the change in fair value of the Company's investment fund, which purchased 4,812.66 BTC for approximately $150 million in January 2021. Assumes 85% operating margin.

# The Marathon Difference

**Scale:** Growing hash rate 393% from 2.7 EH/s in Q3 2021 to 13.3 EH/s by mid 2022 [1]

**Profitable:** Paying $0.042 / kWh for electricity + hosting with projected BTC production costs of $6,235 / BTC [2]

**Agile & Capital Efficient:** Investing in miners rather than infrastructure; Model provides agility & focuses on maximizing return on assets

**Well Capitalized & Strong Access To Capital:** $32.9 million in cash & 7,035 BTC → $315.6 million in total liquidity; consistent access to capital in capital intensive industry with $0 long-term debt [3]

**Quality Relationships:** Enable low energy costs, consistent access to miners, & ample expansion opportunities

1. Hash rate of 13.3 EH/s is estimated based on current machine contracts.
2. 2. As of Q3 2021; includes costs of electricity & hosting.
3. 3. As of Q3 2021. Liquidity is total of cash, digital currencies (including restricted), and investment fund.

# Mining – The Engine that Fuels the Bitcoin Ecosystem

**Mining** – A system that adds transactions & provides security to the Bitcoin blockchain; How new bitcoins enter the market

**A Miner** – a computer designed to solve a mathematical algorithm (i.e., the Bitcoin code)

## How it works

1. A Bitcoin transaction occurs and is broadcast to the network →
2. A miner pools together "pending" Bitcoin transactions in a "block" →
3. Once a block is formed, miners compete to "hash" their block (i.e., solve a cryptographic puzzle) →

   Difficult to solve, yet simple to verify (Sudoku)
4. Once solved, the network checks the miner's work (i.e., verifies their "Proof of Work" adheres to rules of the Bitcoin protocol) →
5. The new block of verified transactions is attached to a chain of prior blocks, hence "blockchain" (i.e., the public Bitcoin ledger) & the process repeats →
6. For solving the puzzle, miners are rewarded with Bitcoin

   Currently, 6.25 BTC per block / Blocks are solved, on avg., every 10 min.

   Only 21 million BTC can be mined, providing scarcity; currently, 900 BTC are mined per day

# MaraPool as a Differentiator

MaraPool
Powered by Marathon

Transparent block rewards

Carbon neutral mining

Exclusive access to services provided by NYDIG

13.3 EH/s from just Marathon's miners at full deployment in mid 2022

Mining Pool Distribution (1 Week Average)
*As of 11/14/21*


Others
15.42%
ANTPOOL
16.76%
f2pool
16.48%
foundry
12.84%
ViaBTC
11.97%
BINANCE
9.10%
BTC.com
7.85%
SLUSH POOL
5.17%
SBI Crypto
2.01%
Huobi
1.25%
MaraPool
1.15%

Sources: https://btc.com/btc/insights-pools

# Bitcoin Mining Is the Foundation of Blockchain

## Blockchain


Payment
Square
PayPal
bitpay
venmo
Privacy
Bob Wallet
REVEALER
Tails
WASABI
Custody
ARMORY
bitkey
BitcoinCore
GreenAddress
Exchanges
BINANCE
Cash App
coinbase
robinhood
Adoption
bylls
lolli
honeyminer
FASTBITCOINS
Development
bitcoin lightning
Blockstream
timestamps
Information
BLOCKCHAIN
Bitcoin Optech
BITNODES
Nodes
Lightning in a Box
bitseed
Casa
dojo
Digital Mining
MARATHON
DIGITAL HOLDINGS

## Internet


Social Media
Meta
YouTube
TikTok
E-Commerce
Etsy
Walmart
shopify
amazon
Information
Google
yahoo!
Internet
CISCO
IBM
Microsoft
ORACLE

# Adoption is Here

21,000,000 BTC mined by 2140

**Today**

1 block every 10 min.
6.25 BTC / block
=
900 BTC / day

3.9% held by "ETFs"

1.1% held by public companies

Traditional Payment Processing & FinTech taking BTC mainstream

NYDIG NCR

Partner to offer BTC trading via mobile apps to 650 banks & credit unions

coinbase

Listed on Nasdaq at $85.8 billion

PayPal Cash App
venmo robinhood

Enabling buying, selling, & trading

VISA mastercard

Offering crypto-friendly payment services

Institutional investors, banks, & countries are coming on board

Marathon Shareholders

BlackRock Vanguard
Fidelity Investments

Goldman Sachs Morgan Stanley
J.P.Morgan

"I like bitcoin even more now than I did then. I think we are in the first inning of bitcoin, and it's got a long way to go."
- Paul Tudor Jones, October 2020

**2021: El Salvador makes Bitcoin legal tender**



Sources: https://www.buybitcoinworldwide.com/treasuries/, Chaparro, Frank. "Paul Tudor Jones Says He Likes Bitcoin More than Ever, Says 'We Are in the First Inning'." Nelson Renteria, Tom Wilson. "In a World FIRST, El SALVADOR Makes Bitcoin Legal Tender." Reuters, Thomson Reuters, 9 June 2021, www.reuters.com/world/americas/el-salvador-approves-first-law-bitcoin-legal-tender-2021-06-09/. www.coindesk.com, Wang, Kevin. "Measuring Global Crypto Users A Study to Measure Market Size Using On-Chain Metrics." Crypto.com, July 2021.

# The Path to Profitable Mining

**Power** (hash rate)

More powerful miners → increased power (hash rate)

Increased power → higher probability of earning BTC

**Costs of Production**

Lower costs → higher profits in bull markets & survivability in bear markets

## Annual Mining Profitability

$$= \left[ \left( \frac{\text{Marathon's hash rate}}{\text{Network hash rate}} \right) \times \left( \text{Price of BTC} \right) \times \left( \text{6.25 block reward} \right) \times \left( \text{52,560 blocks/year} \right) \right] - \left[ \left( \text{Price of miners} \right) + \left( \text{Costs of electricity \& hosting} \right) + \left( \text{Marathon's corporate expenses*} \right) \right]$$

**Marathon Controls**

- Its hash rate
- Cost of electricity & hosting
- Corporate expenses

**Marathon Doesn't Control**

- Network hash rate
- Price of BTC
- Block reward & # of blocks/year
- Price of miners

* Rent, employees, public company expense, etc.

# The Marathon Method

*Growth Strategy: Invest in miners rather than infrastructure*

MARATHON DIGITAL HOLDINGS

### Invests in Mining Machines

## Buying Miners

- Invest $30M to purchase miners
- $30M = 6,000 S19 Pro @110 TH (total of 0.66 EH)
- Incremental 4.1 BTC / day @ 145 EH global hash rate & $30,000 / BTC
- $97,800[1] / day - $7,680 cost difference = $90,120
- Return on $30M invested capital = **109% annually**

# Typical Mining Business Models

argo blockchain · CORE SCIENTIFIC · HIVE · HUT 8 · RIOT

### Invests in Facilities

## Building Infrastructure

- Invest $30M to build a 100 MW facility
- $30M facility = ~28,570 S19 Pro @ 110 TH (total 3.14 EH)
- 19.5 BTC/day @ $30,000 = $585,212 in rev / day @ cost of $112,318
- Operating cost savings of $0.0032/kWh → $7,680 / day
- Return on $30M invested capital = **9.3% annually**

(1) $123,000 incremental revenue / day @ incremental cost of $25,200 / day for hosting + power resulting in Incremental profit.

# Our Mining Operations

South Dakota — Hosted by COMPUTENORTH

**Marathon's original mining facility**

- +2,000 miners (0.2 EH/s)
- Operational as of Q3 2020

Montana — Powered by BEOWULF ENERGY

**A stable supply of low-cost electricity**

- +30,000 S19 miners (3.3 EH/s)
- Economic stimulus to local Native American community
- Owns 6 million shares in Marathon (skin-in-the-game)

Texas* — Hosted by COMPUTENORTH

**Access to infrastructure with no cap ex & foundation for carbon neutrality**

- +70,000 S19 miners (7.0 EH/s)
- Access to 300 MW facility with no capital expenditure
- 100% carbon neutral mining operations from renewable energy sources
- Opportunities for expansion w/ favorable terms

BITMAIN Industry leading performance, accelerated timelines, & competitive pricing

To date:
Purchased c. 130,000 S19 miners → Premier customer status
Blended cost paid per TH = $27.11



*Expected Q4 2021 and future deployments
Theoretical BTC Production: (MARA's potential hash rate at start of month) / (158 EH/s) – MARA's % of global hash rate; (MARA's % of global hash rate) * (900 BTC/day ) * (30.5 days/month)

# ESG in Action

Global Electricity Production


17%
83%
Unused (TWh)
Consumed (TWh)

Bitcoin as a % of Consumed Electricity


0.38%
99.62%
BTC (TWh)
Remaining Unused (TWh)

**Marathon's Focus**

By the end of Q1 2022…
**70% carbon neutral** mining operations

By the end of FY 2022…
**100% carbon neutral** mining operations

Hardin, MT: Revitalized dormant power plant providing economic stimulus to local Native American tribe

*Source: Cambridge Bitcoin Electricity Consumption Index (CBECI), cbeci.org/cbeci/comparisons.*
All estimates are based on information currently available and are subject to change.

# Financial Overview

MARATHON DIGITAL HOLDINGS

# Increasing BTC Production & "HODLing"

As of November 1, 2021

- BTC mined & held YTD: 2,516 BTC
- Total BTC holdings: 7,453 BTC

**27,280 miners** deployed generating **2.96 EH/s (up 1,500% YTD)**



Growth in BTC Mined per Month
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
4,989
176
3.5%
5,032
219
4.4%
5,130
317
6.2%
5,292
479
9.1%
5,518
706
12.8%
5,784
971
16.8%
6,226
1,413
22.7%
6,695
1,882
28.1%
7,035
2,223
31.6%
7,453
2,640
35.4%
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Total BTC Held
Total BTC Mined & Held
Mined BTC %

Note: Marathon began "hodling" mined BTC in October 2020

# Recent Company Highlights

As of November 1, 2021

$20.9 million in cash

$478.3 million in cash + BTC holdings

27,280 miners installed → 2.96 EH/s

417.7 BTC mined in October

2,516 BTC mined in 2021

As of November 17, 2021

| Ticker Symbol | MARA |
|---|---|
| Share Price | $50.95 |
| Market Cap | $5.1 B |
| Shares Issued & Outstanding | 102.6 M |
| Avg. Daily Trading Volume | 11.9 M |

Sources: Yahoo Finance & October Production Update PR

# Overview of Historical Financials

| $ Millions | 9 months 2021 | 2020 | 2019 |
|---|---|---|---|
| Cryptocurrency Mining Revenue | $90.2 | $4.4 | $1.2 |
| Cost of Revenue | 19.7 | 7.0 | 2.5 |
| Impairment of Mining Equipment | - | 0.9 | - |
| Impairment of Leasehold Improvements | - | - | 0.5 |
| Compensation and related taxes | 153.7 | 4.7 | 1.5 |
| Consulting Fees | 0.4 | 0.3 | 0.1 |
| Professional Fees | 3.3 | 0.7 | 0.4 |
| General and Administrative | 1.4 | 0.6 | 0.5 |
| Impairment of Mined Cryptocurrency | 18.5 | - | - |
| Total Operating Expenses | 196.9 | 14.2 | 5.4 |
| Operating Income (Loss) | (106.7) | (9.8) | (4.2) |
| Other Income (Expenses) | 59.0 | (0.6) | 0.7 |
| Loss before Income Taxes | ($47.7) | ($10.5) | ($3.5) |
| Income Tax Expense | - | - | - |
| Net Loss | ($47.7) | ($10.5) | ($3.5) |

1 Non-GAAP income from operations excludes the impact of depreciation and amortization of fixed assets, impairment losses on mined cryptocurrency, server maintenance contract amortization, and stock compensation expense and does not include the change in fair value of the Company's investment fund, which purchased 4,812.66 BTC for approximately $150 million in January 2021.



BTC Mined
2099
338
2020
9 months 2021



Non-GAAP Income from Operations[1]
$69.5
($3.8)
2020
9 months 2021

MARATHON™ DIGITAL HOLDINGS

# Q3 2021 Financials



BTC Production
1,500
1,000
500
0
77
157
192
654
1,252
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021



Revenue (in millions)
$60.00
$40.00
$20.00
$0.00
$0.8
$4.4
$9.2
$29.3
$51.7
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021



Non-GAAP Income from Operations* (in millions)
$55.00
$35.00
$15.00
-$5.00
-$0.8
-$1.7
$6.0
$20.1
$43.5
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

* Non-GAAP income from operations excludes the impact of depreciation and amortization of fixed assets, impairment losses on mined cryptocurrency, server maintenance contract amortization, and stock compensation expense and does not include the change in fair value of the Company's investment fund, which purchased 4,812.66 BTC for approximately $150 million in January 2021.

## Summary Balance Sheet

| $ Millions | Sept. 30, 2021 | June 30, 2021 | Dec. 31, 2020 |
|---|---|---|---|
| Cash & cash equivalents | $32.9 | $170.6 | $141.3 |
| Digital currencies | 73.9 | 29.0 | 2.3 |
| Deposits | 203.3 | 121.6 | 65.6 |
| Investment Fund | 208.8 | 166.9 | 0.0 |
| Total current assets | 554.6 | 491.7 | 286.4 |
| Total non-current assets | 109.8 | 92.2 | 26.8 |
| Total assets | 664.3 | 583.9 | 313.2 |
| | | | |
| Accounts payable | $3.4 | $2.6 | $1.0 |
| Total current liabilities | 3.9 | 3.3 | 1.4 |
| Total long-term liabilities | 0.0 | 0.0 | 0.1 |
| Total stockholders' equity | 660.4 | 580.5 | 311.7 |
| Total liabilities and equity | 664.3 | 583.9 | 313.3 |

# Investment Thesis

**Scale:** Growing hash rate 393% from 2.7 EH/s in Q3 2021 to 13.3 EH/s by mid 2022 [1]

**Profitable:** Paying $0.042 / kWh for electricity + hosting with projected BTC production costs of $6,235 / BTC [2]

**Agile & Capital Efficient:** Investing in miners rather than infrastructure; Model provides agility & focuses on maximizing return on assets

**Well Capitalized & Strong Access To Capital:** $32.9 million in cash & 7,035 BTC → $315.6 million in total liquidity; consistent access to capital in capital intensive industry with $0 long-term debt [3]

**Quality Relationships:** Enable low energy costs, consistent access to miners, & ample expansion opportunities

1. Hash rate of 13.3 EH/s is estimated based on current machine contracts.
2. 2. As of Q3 2021; includes costs of electricity & hosting.
3. 3. As of Q3 2021. Liquidity is total of cash, digital currencies (including restricted), and investment fund.

# Appendix

MARATHON DIGITAL HOLDINGS

# Reconciliation of non-GAAP Financials

| $ Millions | Q3 2021 | Q2 2021 | Q1 2021 | Q4 2020 | Q3 2020 |
|---|---|---|---|---|---|
| Operating Income (Loss) | ($64.3) | $4.6 | ($47.1) | ($5.0) | ($2.0) |
| Depreciation and Amortization of Fixed Assets | 4.3 | 2.9 | 0.7 | 1.2 | 0.8 |
| Impairment of Mined Cryptocurrency | 6.7 | 11.1 | 0.7 | - | - |
| Server Maintenance Contract Amortization | 1.0 | 0.6 | 0.6 | 1.0 | - |
| Stock Compensation Expense | 95.7 | 0.9 | 52.1 | - | 0.4 |
| Non-GAAP Income (Loss) from Operations[1] | $43.5 | $20.1 | $6.0 | ($1.7) | ($0.8) |

1 Non-GAAP income from operations excludes the impact of depreciation and amortization of fixed assets, impairment losses on mined cryptocurrency, server maintenance contract amortization, and stock compensation expense and does not include the change in fair value of the Company's investment fund, which purchased 4,812.66 BTC for approximately $150 million in January 2021.

## Leadership Team



**Fred Thiel**
Chief Executive Officer



**Jolie Kahn**
Legal Counsel



**Jim Crawford**
Chief Operating Officer

**Peter Benz**
VP of Corporate Development



**Sim Salzman**
Chief Financial Officer



**Will Beam**
Controller



**Adam Swick**
VP of Strategy



**Charlie Schumacher**
Director of Corporate Communications

**Judy Clayton**
Exec. Admin Assistant

## Board of Directors



**Merrick Okamoto**
Executive Chairman



**Georges Antoun**
Independent Director



**Said Ouissal**
Independent Director



**Kevin DeNuccio**
Director



**Jay Leupp**
Independent Director



**Sarita James**
Independent Director



**Fred Thiel**

MARATHON DIGITAL HOLDINGS

MARATHON DIGITAL HOLDINGS

# History of Expansion & Growth

**2020**

- Began aggressively upgrading mining portfolio with next gen. miners
- Announced $23 million contract with Bitmain to purchase 10,500 S19 Pro miners
- Relocated miners to 105 MW facility in Hardin, MT; Reduced aggregate mining costs 38%
- Purchased 90,000 S19 miner, including Bitmain's largest order ever
- Announced successful completion of shelf offering, increasing cash position to $217.6 million

**Q1 2021**

- Increased cash position to $455.1 million after successful private placement
- Purchased 4,812.66 BTC for avg. price of $31,168
- Began installing 1st tranches of S-19 Pro miners from Bitmain
- Rebranded to Marathon Digital Holdings

**Q2 2021**

- Enhanced leadership team, incl. appointing Fred Thiel to CEO
- Began directing all hash rate to MaraPool
- Announced agreement with Compute North: 300 MW facility in TX to house 73,000 miners & be 100% carbon neutral
- MaraPool begins signaling for Taproot

**Q3 2021**

- MARA added to Russell 2000 Index
- Purchased additional 30,000 miners from Bitmain for $120.7 M
- DMG Blockchain joins MaraPool
- Secured $100 M line of credit backed by BTC & USD

**Mid 2022**

- Began chartering flights to ensure timely delivery of miners
- All 133,000 miners deployed; generating 13.3 EH/s with mining operations 70% carbon neutral

MARATHON™ DIGITAL HOLDINGS

# Bitcoin & Traditional Assets ROI

*as of September 1, 2021*

| | Bitcoin | Gold | S&P 500 |
|---|---|---|---|
| 1 year: | +310% | -6% | +28% |
| 2 year: | +402% | +17% | +56% |
| 3 year: | +579% | +50% | +56% |
| 4 year: | +892% | +37% | +83% |
| 5 year: | +8,435% | +36% | +108% |
| 6 year: | +21,387% | +59% | +136% |
| 7 year: | +10,130% | +43% | +126% |
| 8 year: | +33,338% | +30% | +176% |
| 9 year: | +488,094% | +7% | +222% |
| 10 year: | +595,259% | +0% | +276% |

Sources: https://www.investing.com/crypto/bitcoin/historical-data, https://www.gold.org/goldhub/data/gold-prices, https://www.wsj.com/market-data/quotes/index/SPX/historical-prices

# Glossary of Relevant Terminology

**Bitcoin (BTC)** – a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of bitcoin

**Blockchain** – a system in which a record of transactions made in bitcoin or another cryptocurrency are maintained across several computers that are linked in a peer-to-peer network

**Block** – a file that contains a "permanent" record of transactions

**Mining (BTC)** – the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the block chain

**Hash Rate** – The Measure of a Miners Performance – # of calculations a miner can perform in 1 second as it works to solve the BTC code

**Block Reward** – The amount of BTC "awarded/earned" for successfully mining/verifying a block

**Average # of BTC mined each day =**

(Block Reward)
**x**
(6x/hr)
**x**
(24 hrs/day)

***As of May 11, 2020:***

(6.25 BTC/Block) **x** (6x/hr) **x** (24 hrs/day)
=
**900 BTC per day on avg.**